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                                                                  EXHIBIT - 10.1

                              AMENDMENT NO. TWO TO
                    AMENDED AND RESTATED EMPLOYMENT AGREEMENT
                    -----------------------------------------

This Amendment No. Two to Amended and Restated Employment Agreement ("Amendment"), by and between Mossimo Giannulli ("Executive"), and Mossimo, Inc., a Delaware Corporation (the "Company"), is effective as of February 18, 2003 (the "Effective Date"), and amends that certain Amended and Restated Employment Agreement dated as of February 1, 2001, by and between Executive and the Company, as amended by that certain Amendment No. One to Amended and Restated Employment Agreement dated as of July 30, 2002 (collectively, the "Agreement").

WHEREAS, the Company and Executive entered into the Agreement, and now desire to amend the Agreement as set forth herein;

WHEREAS, the parties desire to amend the Agreement only as expressly provided herein. All other provisions of the Agreement shall remain unchanged and in full force and effect; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the "Committee") has approved this Amendment in its entirety.

NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, it is agreed that the Agreement is hereby amended as follows:


     A. AMENDMENT. The Agreement is hereby amended as follows:

                   SECTION 2 OF THE AGREEMENT ENTITLED "TERM OF AGREEMENT" SHALL BE DELETED IN ITS ENTIRETY, AND SHALL BE REPLACED WITH THE FOLLOWING:

                      "TERM OF AGREEMENT. The term ("Term") of this Agreement shall be for four consecutive twelve month periods commencing on the Effective Date and ending on January 31, 2006 (each such twelve month period hereinafter referred to as the "Contract Year"). The term may be extended by mutual agreement of the parties for successive one year periods on such terms as may be agreed."

B. CONSISTENT CHANGES. The Agreement is hereby amended wherever necessary to reflect the changes described above.


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D. CONTINUING VALIDITY. Except as expressly amended pursuant to this Amendment, the terms of the Agreement and all other related documents shall remain unchanged in and in full force and effect.

E. MISCELLANEOUS.

         1. AMENDMENT. This Amendment may be amended only as approved by written instrument signed on behalf of each party.

         2. GOVERNING LAW. This Amendment and the legal relations thus created between the parties hereto shall be governed by and construed under and in accordance with the internal law of the State of California.

         3. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         4. SEVERABILITY. In the event that a court of competent jurisdiction determines that any portion of this Amendment is in violation of any statute or public policy, only the portions of this Amendment that violates such statute or public policy shall be stricken. All portions of this Amendment that do not violate any statute or public policy shall continue in full force and effect. Further, any court order striking any portion of this Amendment shall modify the stricken terms as narrowly as possible to give as much effect as possible to the intentions of the parties under this Amendment.

         5. COUNTERPARTS. This Amendment may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.


IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer, and the Executive has hereunto signed this Amendment, as of March 18, 2003.
                                        Company:
                                        MOSSIMO, INC.
                                        By:  /s/ GIA CASTROGIOVANNI
                                             --------------------------
                                        Its: Chief Operating Officer

                                        Executive:
                                        /s/ MOSSIMO GIANNULLI
                                        -------------------------------
                                        Mossimo Giannulli